                                 Exhibit 10 Y
                                 ------------

                    Schedule and Form of Option Agreements
                    with J. Marshall Reid, Jack E. Steil,
                      Alan D. Yarbro and Terry L. Troupe

                                                                    Exhibit 10 Y

                                   Schedule
                                   --------

     On March 14, 2000, options to purchase common stock of the Registrant were granted to J. Marshall Reid, Jack E. Steil, Alan D. Yarbro and Terry L. Troupe. In each case, the option exercise price is $25.344 per share, the fair market value on the date of the grant. The numbers of shares subject to the options are set forth below.

     Mr. Reid       40,000
     Mr. Steil      40,000
     Mr. Yarbro     25,000
     Mr. Troupe     20,000


     Except for the number of shares issued, the terms of the option grants are identical and are reflected by the form of Option Agreement following this schedule.

                       MERCANTILE BANKSHARES CORPORATION
                               OPTION AGREEMENT

     This Option Agreement is entered into this ____ day of ______________, 2000, by and between Mercantile Bankshares Corporation ("MBC"), a Maryland corporation, and F1 ("Grantee").

                                   ARTICLE 1

                                  DEFINITIONS

     For the purposes of this Agreement, the definitions set forth in Sections
1.1 through 1.27 shall be applicable.

     Section 1.1  Affiliate. "Affiliate" shall mean:  (i) any corporation in
     ----------------------
which MBC owns, directly or indirectly, within the meaning of (S)424(f) of the Code, fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation on a Grant Date; and (ii) any parent corporation of MBC, within the meaning of (S)424(e) of the Code.

     Section 1.2  Agreement. "Agreement" shall mean this Option Agreement and
     ----------------------
shall include the Plan, which is hereby incorporated into and made a part of the Agreement.

     Section 1.3  Anniversary Date. "Anniversary Date" shall mean March 14 of
     -----------------------------
each of the first four years after the Grant Date.

     Section 1.4  Anniversary Date Option Amount. "Anniversary Date Option
     -------------------------------------------
Amount" shall mean twenty-five percent (25%) of the Option Amount.

     Section 1.5  Base Year. "Base Year" shall mean the 1999 calendar year.
     ----------------------

     Section 1.6  Board. "Board" shall mean the Board of Directors of MBC.
     ------------------

     Section 1.7  Calculation Year. "Calculation Year" shall mean the calendar
     -----------------------------
year ending immediately prior to the calendar year in which an Anniversary Date falls.

     Section 1.8  Code. "Code" shall mean the Internal Revenue Code of 1986, as
     -----------------
amended, and any regulations issued thereunder.

     Section 1.9  Committee. "Committee" shall mean the Committee appointed
     ----------------------
pursuant to Section 3.3 of the Plan.

     Section 1.10 Disability. "Disability" shall mean Grantee's inability to
     -----------------------
engage in any substantial gainful activity, by reason of any medically determined physical or mental impairment that may be expected to result in death or that has lasted or may be expected to last for a continuous period of not less than twelve (12) months, as determined by the Committee based on proof of the existence of such disability in such form and manner and at such times as the Committee may require.

     Section 1.11 Earnings. "Earnings" shall mean the earnings per share of
     ---------------------
Stock for a calendar year (including the Base Year), as reported in the Annual Report to Shareholders for such calendar year and as may be adjusted by the Committee in its discretion.

     Section 1.12 Earnings AGR. "Earnings AGR" shall mean the annual rate of
     -------------------------
growth in Earnings, expressed as a percentage (with any fraction of a percent of 0.50% or more being rounded up to the nearest whole percent), determined in accordance with the following formula:

                                  (A-B) (100)
                                  -----------
                                       B

where "A" equals Earnings for the Calculation Year, and "B" equals Earnings for the calendar year immediately preceding the Calculation Year.

     Section 1.13 Earnings CGR. "Earnings CGR" shall mean the compounded growth
     -------------------------
rate of Earnings and shall be determined by calculating the rate of interest at which Earnings for the Base Year would have to be invested to yield the Earnings for the Calculation Year in question, assuming such interest compounded annually during the period commencing with the first day of the calendar year immediately succeeding the Base Year and ending on the last day of such Calculation Year.

     Section 1.14 Exercise Date. "Exercise Date" shall mean the date on which
     --------------------------
the Committee receives the written notice required under Section 3.4 of this Agreement that Grantee has exercised the Option.

     Section 1.15 Fair Market Value. "Fair Market Value" of a share of Stock on
     ------------------------------
the Grant Date or Exercise Date, as the case may be, shall be calculated in accordance with the Plan, in good faith in accordance with the Code.

     Section 1.16 Grant Date. "Grant Date" shall mean March 14, 2000.
     -----------------------

     Section 1.17 Incentive Stock Option. "Incentive Stock Option" shall mean an
     ------------------------------------
option as defined in (S)422(b) of the Code.

     Section 1.18 Net Operating Income. "Net Operating Income" shall mean the
     ---------------------------------
dollar amount of net after tax operating income for a calendar year for Mercantile-Safe Deposit and Trust Company, as reported to the Board and as may be adjusted by the Committee in its discretion.

     Section 1.19 Net Operating Income AGR. "Net Operating Income AGR" shall
     -------------------------------------
mean the annual rate of growth in Net Operating Income, expressed as a percentage (with any fraction of a percent of 0.50% or more being rounded up to the nearest whole percent), determined in accordance with the following formula:

                                  (A-B)(100)
                                  ----------
                                       B

where "A" equals Net Operating Income for the Calculation Year, and "B" equals Net Operating Income for the calendar year immediately preceding the Calculation Year.

     Section 1.20 Net Operating Income CGR. "Net Operating Income CGR" shall
     -------------------------------------
mean the compounded growth rate of Net Operating Income, determined by calculating the rate of interest at which Base Year Net Operating Income would have to be invested to yield the Net Operating Income for the Calculation Year in question, assuming such interest compounded annually during the period commencing with the first day of the calendar year immediately succeeding the Base Year and ending on the last day of such Calculation Year.

     Section 1.21 Normal Retirement Date. "Normal Retirement Date" shall mean
     -----------------------------------
the first day of the month coincident with or next following the date on which Grantee attains age sixty-five (65).

     Section 1.22 Option. "Option" shall mean an option to acquire Stock and, to
     -------------------
the fullest extent permitted by the Code and other applicable law, shall mean an Incentive Stock Option.

     Section 1.23 Option Amount. "Option Amount" shall mean F3 shares of
     --------------------------
Stock.

     Section 1.24 Option Price. "Option Price" shall mean the price per share of
     -------------------------
Stock at which the Option may be exercised.

     Section 1.25 Plan. "Plan" shall mean the Mercantile Bankshares Corporation
     -----------------
1999 Omnibus Stock Plan.

     Section 1.26 Retirement. "Retirement" shall mean early or normal retirement
     -----------------------
in accordance with the terms of The Cash Balance Plan for Employees of Mercantile Bankshares Corporation and Participating Affiliates, as it may exist from time to time, or any successor plan.

     Section 1.27 Stock. "Stock" shall mean shares of MBC's authorized but
     ------------------
unissued common stock.

                                   ARTICLE 2

                                GRANT OF OPTION

     Section 2.1 Grant of Option. On the Grant Date, MBC, pursuant to the Plan,
     ---------------------------
granted to Grantee an Option to purchase shares of Stock, not to exceed the Option Amount, at an Option Price of $25.344 per share. To the fullest extent permitted by the Code and other applicable law, the Option shall be an Incentive Stock Option.

     Section 2.2 Term of Option. The Option granted pursuant to Section 2.1
     --------------------------
shall expire on March 13, 2010, unless and to the extent that the Option terminates earlier pursuant to other provisions of this Agreement.

                                   ARTICLE 3

                     EXERCISE PROVISIONS AND RESTRICTIONS

     Section 3.1 Exercisability of Option or Portion of Option. The Option shall
     ---------------------------------------------------------
become exercisable, if at all, only on an Anniversary Date, except as otherwise provided in Section 4.4 of this Agreement. The extent to which the Option shall become exercisable on any Anniversary Date shall be determined pursuant to the provisions of Sections 3.2 and 3.3 of this Agreement; provided that, except as otherwise provided under Section 4.4 of this Agreement, in no case shall the Option become exercisable on any one (1) Anniversary Date for more than the Anniversary Date Option Amount. To the extent that, by application of the provisions of Sections 3.2 or 3.3 of the Agreement, no portion of the Option becomes exercisable on an Anniversary Date, or the Option becomes exercisable for less than the Anniversary Date Option Amount on such Anniversary Date, the Option shall terminate with respect to that number of shares of Stock that is equal to the difference between the Anniversary Date Option Amount and the number of shares of Stock as to which the Option becomes exercisable on such Anniversary Date.

     Section 3.2 Attainment of Earnings CGR. No portion of the Option shall
     --------------------------------------
become exercisable on an Anniversary Date unless the Earnings CGR for the Calculation Year applicable to that Anniversary Date equals or exceeds five percent (5%). If such Earnings CGR equals or exceeds five percent (5%), the portion of the Anniversary Date Option Amount that shall become exercisable on such Anniversary Date shall be determined pursuant to the provisions of Section
3.3 of this Agreement.

     Section 3.3 Determination of Exercisable Portion of Anniversary Date Option
     ---------------------------------------------------------------------------
Amount.
------

(a)  Amounts Dependent on Earnings. Subject to the provisions of the first
     -----------------------------
     sentence of Section 3.2 of the Agreement, if the Earnings AGR for the Calculation Year applicable to an Anniversary Date equals or exceeds six percent (6%), Grantee may, on and after such Anniversary Date, exercise the Option with respect to that percentage of the Anniversary Date Option Amount that corresponds to the Earnings AGR in the following chart.

                                               Percentage of
                                          Anniversary Date Option
          Earnings AGR                  Amount That May Be Exercised
          ------------                  ----------------------------

                6%                           10%
                7%                           20%
                8%                           30%
                9%                           40%
               10%                           50%

     (b)  Amounts Dependent on Net Operating Income. Subject to the provisions
          -----------------------------------------
of the first sentence of Section 3.2 of the Agreement, if, and only if, the Net Operating Income CGR for the Calculation Year applicable to an Anniversary Date equals or exceeds five percent (5%) and if the Net Operating Income AGR for such Calculation Year equals or exceeds six percent (6%), Grantee may, on and after such Anniversary Date, exercise the Option with respect to that percentage of the Anniversary Date Option Amount that corresponds to the Net Operating Income AGR in the following chart.

                                        Percentage of
                                      Anniversary Date Option
     Net Operating Income AGR       Amount That May Be Exercised
     ------------------------       ----------------------------

          6%                            10%
          7%                            20%
          8%                            30%
          9%                            40%
          10%                           50%

     Section 3.4 Manner of Exercise. The Option may be exercised, in whole or in
     ------------------------------
part, by delivering written notice to the Committee in such form as the Committee may require from time to time. Such notice shall specify the number of shares of Stock subject to the Option as to which the Option is being exercised, and shall be accompanied by full payment of the Option Price of the shares of Stock as to which the Option is being exercised. Payment of the Option Price may be made either in cash or shares of Stock (including shares of Stock acquired upon the exercise of an option) having a total Fair Market Value on the Exercise Date equal to the Option Price multiplied by the number of shares of Stock as to which the Option is being exercised. The Option may be exercised only in multiples of whole shares and no partial shares shall be issued. The minimum number of shares of Stock for which the Option may be exercised shall be the lesser of one hundred (100) shares or the entire number of shares for which the Option is exercisable on the Exercise Date. If, as of the fourth Anniversary Date, the total number of shares as to which the Option is exercisable includes a partial share, the Option for such partial share, whether or not previously designated by the Committee as an Incentive Stock Option, shall be deemed to be a non-Incentive Stock Option. On the first date, on or after the fourth Anniversary Date, that the Fair Market Value of a share of Stock equals or exceeds the Option Price, Grantee shall be deemed to have simultaneously exercised the Option for such partial share and to have sold same to MBC for such Fair Market Value. MBC shall remit to Grantee, in payment of the purchase price of such partial share, the excess, if any, of the Fair Market Value of such partial share over the Option Price.

     Section 3.5 Issuance of Shares and Payment of Cash upon Exercise. Upon
     ----------------------------------------------------------------
exercise of the Option, in whole or in part, in accordance with the terms of the Agreement, and upon payment of the Option Price for the shares of Stock as to which the Option is exercised, MBC shall issue to Grantee the number of shares of Stock so paid for, in the form of fully paid and non-assessable Stock.

     Section 3.6 Loan or Guaranty. Solely at the discretion of the Committee,
     ----------------------------
and upon Grantee's written request, MBC may, but shall not be required to, assist Grantee in the exercise of the Option by making a loan to Grantee or by guaranteeing a third-party loan to Grantee. Such a loan or guaranty shall be conditioned upon prior receipt by the Committee of satisfactory assurances of Grantee's net worth and repayment ability. Subject to Regulation U of the Federal Reserve Board, any such loan or guaranty may be in an amount up to one hundred percent (100%) of the Option Price of the shares of Stock as to which the Option is being exercised. All loans shall bear interest at a rate determined by the Committee based upon loans of similar maturity, but in no event shall the interest rate be less than the rate necessary to avoid the imputation of interest or original issue discount under the provisions of the Code. All other terms of any loan or guaranty (including terms of repayment) shall be established by the

Committee, subject to Regulation U of the Federal Reserve Board and all other applicable federal and state laws and regulations.

                                   ARTICLE 4

                             TERMINATION OF OPTION

     Section 4.1 Termination of Employment For Reason Other Than Death,
     ------------------------------------------------------------------
Disability, or Retirement. The Option granted to Grantee shall terminate with
-------------------------
respect to any shares of Stock as to which the Option has not been exercised as of the date Grantee is no longer employed by either MBC or an Affiliate for any reason other than Grantee's death, Disability or Retirement, whether or not the Option was exercisable on such date.

     Section 4.2 Upon Grantee's Death. In the event that upon Grantee's date of
     --------------------------------
death any portion of the Option is exercisable, then Grantee's executor, personal representative or the person to whom the Option shall have been transferred by will or the laws of descent and distribution, as the case may be, may exercise all or any part of the portion of the Option exercisable as of the date of death, provided such exercise occurs within twelve (12) months after the date Grantee dies, but not later than the end of the stated term of the Option. Upon Grantee's death, the portion of the Option, if any, that has not become exercisable as of the date of Grantee's death shall terminate on the date of Grantee's death.

     Section 4.3 Termination of Employment By Reason of Disability. In the event
     -------------------------------------------------------------
that Grantee ceases to be an employee of MBC or an Affiliate by reason of Disability, the portion of the Option, if any, that has become exercisable as of the date of Disability may be exercised in whole or in part at any time on or after the date of Disability, but not later than the end of the stated term of the Option or as otherwise provided by the provisions of Section 4.2 of the Agreement. Upon Grantee's termination of employment by reason of Disability, the portion of the Option, if any, that has not become exercisable as of the date of Disability shall terminate on the date of Disability.

     Section 4.4 Termination of Employment By Reason of Retirement.
     -------------------------------------------------------------

     (a)  Early Retirement.
          ----------------

          (i)  Exercisable Portion of Option. In the event that Grantee ceases
               -----------------------------
to be an employee of MBC or an Affiliate by reason of Retirement at any time prior to Grantee's Normal Retirement Date, the portion of the Option, if any, that has become exercisable as of the date of Retirement may be exercised in whole or in part at any time on or after the date of Retirement, but not later than the end of the stated term of the Option or as otherwise provided by the provisions of Section 4.2 of this Agreement.

          (ii) Non-exercisable Portion of Option. In the event that Grantee
               ---------------------------------
ceases to be an employee of MBC or an Affiliate by reason of Retirement at any time prior to Grantee's Normal Retirement Date, the portion of the Option, if any, that has not become exercisable as of the date of Retirement shall terminate on the date of Retirement.

     (b)  Normal Retirement.
          -----------------

          (i)  Exercisable Portion of Option. In the event that Grantee ceases
               -----------------------------
to be an employee of MBC or an Affiliate by reason of Retirement on or after Grantee's Normal Retirement Date, the portion of the Option, if any, that has become exercisable as of the date of Retirement may be exercised in whole or in part at any time on or after the date of Retirement, but not later than the end of the stated term of the Option or as otherwise provided by the provisions of
Section 4.2 of this Agreement.

          (ii) Non-exercisable Portion of Option. In the event that upon the
               ---------------------------------
occurrence of Grantee's Retirement on or after Grantee's Normal Retirement Date all or a portion of the Option has not become exercisable solely because one (1) or more of the first four (4) Anniversary Dates have not occurred (hereinafter referred to as the "Remaining Portion"), then such Remaining Portion shall become exercisable, if at all, on the later of the occurrence of Grantee's Retirement or March 14 of the calendar year in which such retirement occurs. The Remaining Portion shall not include any portion of the Option that has terminated pursuant to the provisions of Sections 3.1, 3.2, 3.3, 4.1, 4.2 or 4.3 of this Agreement. The extent to which the Remaining Portion shall become exercisable shall be determined pursuant to the provisions of Sections 3.2 and
3.3 of this Agreement; provided, however, for purposes of such Sections, that the term "Remaining Portion" shall be substituted for the term "Anniversary Date Option Amount", the "Calculation Year" shall be the calendar year ending immediately prior to the calendar year in which Grantee's Retirement occurs, and the date of Grantee's Retirement shall be substituted for "Anniversary Date" if the date of such Retirement occurs after March 14 of the calendar year in which such Retirement occurs. The amount, if any, of the Remaining Portion of the Option that becomes so exercisable may be exercised in whole or in part at any time, but not later than the end of the stated term of the Option or as otherwise provided by the provisions of Section 4.2 of this Agreement.

                                   ARTICLE 5

                                 MISCELLANEOUS

     Section 5.1 Non-Guarantee of Employment. Nothing in the Plan or this
     ---------------------------------------
Agreement shall be construed as a contract of employment between MBC (or an Affiliate) and Grantee, or as a contractual right of Grantee to continue in the employ of MBC or an Affiliate, or as a limitation of the right of MBC or an Affiliate to discharge Grantee at any time.

     Section 5.2 No Rights of Stockholder. Grantee shall not have any of the
     -------------------------------------
rights of a stockholder with respect to the shares of Stock that may be issued upon the exercise of the Option until such shares of Stock have been issued to him upon the due exercise of the Option.

     Section 5.3 Notice of Disqualifying Disposition. If Grantee makes a
     ------------------------------------------------
disposition (as that term is defined in (S)424(c) of the Code) of any shares of Stock acquired pursuant to the exercise of an Incentive Stock Option within two
(2) years of the Grant Date or within one (1) year after the shares of Stock are transferred to Grantee, Grantee shall notify the Committee of such disposition in writing.

     Section 5.4 Withholding Taxes. MBC or any Affiliate shall have the right to
     -----------------------------
deduct from any compensation or any other payment of any kind (including withholding the issuance of shares of Stock) due Grantee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of the Option or the disposition (as that term is defined in (S)424(c) of the Code) of shares of Stock acquired pursuant to the exercise of the Option. In lieu of such deduction, MBC may require Grantee to make a cash payment to MBC or an Affiliate equal to the amount required to be withheld. If Grantee does not make such payment when requested, MBC may refuse to issue any Stock certificate under the Plan until arrangements satisfactory to the Committee for such payment have been made.

     Section 5.5 Limitation on Exercise. Notwithstanding anything in the Plan or
     ----------------------------------
Agreement to the contrary, the Committee may restrict the right to exercise the Option to the extent that such exercise would trigger an "excess parachute payment" (as that term is defined in (S)280G(b) of the Code) unless Grantee shall have the right to receive such an excess parachute payment under an agreement with MBC or an Affiliate.

     Section 5.6 Nontransferability of Option. Except as otherwise determined by
     ----------------------------------------
the Committee, the Option shall be nontransferable otherwise than by will or the laws of descent and distribution, and during the lifetime of Grantee, the Option may be exercised only by Grantee or, during the period Grantee is under a legal disability, by Grantee's guardian or legal representative.

     Section 5.7 Agreement Subject to Charter and By-Laws. This Agreement is
     -----------------------------------------------------
subject to the Charter and By-Laws of MBC, and any applicable federal or state laws, rules or regulations.

     Section 5.8 Gender. As used herein the masculine shall include the feminine
     ------------------
as the circumstances may require.

     Section 5.9 Headings. The headings in this Agreement are for reference
     ---------------------
purposes only and shall not affect the meaning or interpretation of this Agreement.

     Section 5.10 Notices. All notices and other communications made or given
     ---------------------
pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to Grantee at the address contained in the records of MBC or an Affiliate, or to MBC for the attention of its Secretary at its principal office.

                                   ARTICLE 6

                              SCOPE OF AGREEMENT

     Section 6.1 Entire Agreement; Modification. This Agreement contains the
     ------------------------------------------
entire agreement between the parties with respect to the subject matter contained herein and shall be binding upon MBC, its successors and assigns and upon the Grantee and Grantees' heirs, personal representatives and assigns.
This Agreement may be modified by the Committee as permitted by the Plan, including modification under Section 9.3 thereof and any modification to comply with the Code or to cure any ambiguity or to correct or supplement any provision which may be inconsistent with any other provision or which may be otherwise defective.

     Section 6.2 Counterparts. This Agreement may be executed simultaneously in
     ------------------------
one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Signatures evidencing execution of this Agreement on behalf of Mercantile Bankshares Corporation may be in facsimile or photocopy form.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ATTEST:                                 MERCANTILE BANKSHARES CORPORATION

_______________________________         By:_______________________________
Alan D. Yarbro                               H. Furlong Baldwin
Secretary                                    Chairman, President and
                                             Chief Executive Officer


WITNESS:                                GRANTEE



_______________________________         __________________________________
                                        Signature


                                        __________________________________
                                        Print clearly or type your name